                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

      [ ]  Preliminary Proxy Statement
      [ ]  Definitive Proxy Statement
      [X]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
      [ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2)


                               GUEST SUPPLY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
     (2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________
     (5)  Total fee paid:


     [ ]  Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

________________________________________________________________________________
     (2) Form, Schedule or Registration Statement no.:

________________________________________________________________________________
     (3)  Filing Party:

________________________________________________________________________________
     (4)  Date Filed:

________________________________________________________________________________

                               GUEST SUPPLY, INC.
                         SUPPLEMENT TO PROXY STATEMENT

                                 --------------

                         Annual Meeting of Shareholders
                          TO BE HELD JANUARY 21, 1999
                                 --------------

                                                   Monmouth Junction, New Jersey
                                                               December 23, 1998


To the Holders of Common Stock
of GUEST SUPPLY, INC.:

          This Supplement to Proxy Statement is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Guest Supply, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on January 21, 1999, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. THIS SUPPLEMENT TO PROXY STATEMENT AMENDS AND SUPPLEMENTS THE COMPANY'S PROXY STATEMENT DATED DECEMBER 14, 1998 (THE "PROXY STATEMENT") AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

          1. The information contained under the caption "Proposal One - Election of Directors - (b) Election of a Class B Director" beginning on page 2 of the Proxy Statement is amended and supplemented with the following: On December 22, 1998, the Company dismissed the action in the New York Supreme Court, New York County against Mr. Igdaloff. Mr. Igdaloff has agreed to comply with all of the terms of the Stockholders Agreement.

          2.  The information contained under the caption "Proposal One
Election of Directors Information Concerning Possible Additional Director Nominees" on page 14 of the Proxy Statement is deleted with respect to the possible nomination of Craig M. DeCesare and is amended and supplemented with the following: The Company and Craig M. DeCesare have entered into an Agreement dated as of December 22, 1998, pursuant to which, among other matters, Mr. DeCesare has agreed not to serve as a director of the Company if nominated at the Meeting or at the Annual Meeting of Shareholders in 2000. Additionally, Mr. DeCesare has agreed that until after the Annual Meeting of Shareholders in 2000, he will not engage in or assist in any solicitation of proxies relating to the Company not publicly supported by a resolution of a majority of the current members of the Board of Directors.